UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2025
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On April 10, 2025, pursuant to the previously disclosed stock purchase agreement, dated as of February 24, 2025 (the “Purchase Agreement”), by and among Driven Brands, Inc. (“DBI”), a wholly owned subsidiary of Driven Brands Holdings Inc. (the “Company”), and certain other wholly owned subsidiaries of the Company (the “Sellers” and, together with DBI, the “Seller Parties”) and Express Wash Operations, LLC dba Whistle Express Car Wash (“Purchaser”), the Company completed the divestiture of all of the outstanding equity interests of Boing US Holdco, Inc., a wholly owned subsidiary of the Company that owns and operates the Company’s U.S. car wash business (the “Business”) for aggregate consideration of $385 million including a negotiable interest-bearing seller note in the initial principal amount of $130 million, a portion of which of which was financed by an affiliate of the Company pursuant to a credit agreement with substantially the same terms and conditions as the seller note that matures on July 10, 2031. The purchase price is subject to certain adjustments pursuant to the Purchase Agreement. The cash proceeds, net of transaction expenses and estimated taxes, will be used to pay down debt.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2025 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On April 10, 2025, the Company issued a press release announcing the closing of the transaction contemplated by the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.
The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
Unaudited pro forma financial information of the Company to give effect to the transactions contemplated by the Purchase Agreement is included as Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01(b).
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 10, 2025
99.2	Pro Forma Financial Information of Driven Brands Holdings Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: April 16, 2025	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer